UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2010 (September 17, 2010)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

     1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 17, 2010, Silverado Gold Mines Ltd. (the “Registrant”) sold and issued a Secured Convertible Note (the “Note”) to Coventry Enterprises, LLC (“Coventry”) for the purchase price of $165,000. An original issue discount of 10% of the principal amount of the Note took effect upon issuance, and the Registrant also will issue 20,000,000 shares of its common stock to Coventry in connection with the issuance of the Note.

Unless sooner converted in full by Coventry, the Note shall mature on September 17, 2011. The Note provides Coventry with the option, from and after October 1, 2010, to convert the outstanding amount of the Note into shares of the Registrant’s common stock. The number of common shares to be issued upon conversion shall be determined by dividing the portion of the principal amount to be converted by the lower of $0.0045 or 70% of the average of the three lowest VWAP prices for the Registrant’s common stock for the twenty trading days immediately preceding the date of the Conversion Notice.

The Note provides that no interest shall accrue on the unpaid principal balance of the Note. The Registrant is permitted pursuant to the terms of the Note to prepay the entirety of the outstanding principal amount of the Note at any time without interest or penalties of any kind. The Note shall be construed in accordance with the laws of the State of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 23, 2010	Silverado Gold Mines Ltd.

	By:	/s/Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer